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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report: August 28, 2001


                     LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.
             (Exact name of registrant as specified by its charter)

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
          Delaware                     33-24483-NY                   11-2914841
(State or other jurisdiction     (Commission File Number)    (IRS Employer Identification
     of incorporation)                                                 Number)
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                  2005 Beechgrove Place, Utica, New York 13501

                    (Address of principal executive offices)


                  Registrant's Telephone Number: (315) 724-8370


Former Name or Former Address If Changed Since Last Report:





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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On August 9, 2001 Zeller, Weiss & Kahn, Certified Public Accountants ("ZWK"), filed a letter with the Securities and Exchange Commission ("SEC") and reported that the client-auditor relationship had ceased as of March 8, 2001. This was precipitated by discussions that had been ongoing between Registrant and ZWK with respect to the future needs of the Registrant and the requirements of ZWK to meet such needs.

Due principally to the acquisition by the Registrant of substantial new operations a large portion of which were expected to be conducted outside of the United States, management had for several months been engaged in discussions with ZWK and other accounting firms with a view towards obtaining the necessary accounting services on an economical basis, particularly while the Registrant remained in the development phase of its operations without substantial revenues. Both management and ZWK agreed that it would be in their mutual best interest to replace ZWK as Registrant's independent auditors. This decision was not due to any dispute or disagreement between Registrant and ZWK relating to any accounting issues. The decision to engage new auditors has been approved by both Registrant's management and its Board of Directors.

Registrant advised ZWK that initial discussions with another accounting firm had progressed to a point where management believed that final terms of engagement would be finalized prior to fiscal 2001 year-end. Based upon these conversations, ZWK filed the above referenced letter with the SEC.

As of the date of this Report, Registrant has engaged the services of Donahue & Associates, Certified Public Accountants, 27 Beach Road, Suite C05-A, Monmouth Beach, NJ 07750. The engagement of Donahue & Associates has been approved by both Registrant's Audit Committee and Board of Directors.

During Registrant's two fiscal years preceding fiscal 2001, ZWK's reports on the financial statements prepared for Registrant did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals. Further, during Registrant's two most recent fiscal years preceding fiscal 2001, and all intervening stub periods, there were no disagreements with ZWK on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of ZWK would have caused it to make reference to the subject matter of the disagreements in connection with its report. In fact, the foregoing statements are true with respect to all financial statements prepared by ZWK during its engagement by the Registrant.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 28, 2001              LIFE ENERGY & TECHNOLOGY HOLDINGS, INC.


                                    BY: /s/ Christopher A. McCormack
                                        ------------------------------
                                        Christopher A. McCormack,
                                        President and Chief Executive Officer